JOHNSON
MUTUAL FUNDS

Summary Prospectus

# Johnson JIC Institutional Bond Fund II

Fund Ticker: JIBEX
May 1, 2014

**Johnson Mutual Funds Trust**
3777 West Fork Road | Cincinnati, OH | 45247
(513)661-3100 (800)541-0170 fax (513)661-4901

**www.johnsonmutualfunds.com**

Ticker: JIBEX	MAY 1, 2014

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Investment Objective

A high level of income over the long term consistent with preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
Fee Waiver [1]	(0.064%)
Total Annual Fund Operating Expenses after Waiver	0.236%

1	Effective May 1, 2014, the adviser has contractually agreed to waive a portion of its management fees for the JIC Institutional Bond Fund II, at least through April 30, 2015, so that the Management Fee is 0.236% for the period. The adviser may not unilaterally change the contract until May 1, 2015.

THE JIC INSTITUTIONAL BOND FUND II l SUMMARY PROSPECTUS l MAY 1, 2014

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

JIC Institutional Bond Fund II
1 Year	3 Years	5 Years	10 Years
$24	$90	$162	$375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.78% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s strategy is to provide a diversified portfolio of investment grade bonds with aggregate risk, return and income characteristics similar to 3 to 5 year bonds. The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, domestic and foreign corporate and government securities, mortgage-backed securities and collateralized mortgage obligations. The Fund will normally maintain a dollar weighted average duration between 3 and 5 years. To the extent consistent with the Fund’s objective, the Adviser will try to avoid realization of capital gains for tax purposes. The Fund will normally invest at least 80% of its assets in bonds.

Principal Investment Risks

As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

•	Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

•	Credit Risk – The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

•	Prepayment Risk – The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

•	Specific Maturity Risk – The specific maturities in which the Fund invests may fall in price more than other maturities. Generally, a portfolio of bonds with a longer effective maturity will fluctuate more than a portfolio of bonds with a shorter effective maturity.

•	Management Risk – The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

•	Mortgage–Backed Securities Risks – Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage -backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

THE JIC INSTITUTIONAL BOND FUND II l SUMMARY PROSPECTUS l MAY 1, 2014

Average Annual Total Returns

The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 7.93% in the fourth quarter of 2008, and the lowest return was -3.29 in the fourth quarter of 2010.

For the Period ended: December 31, 2013	1 YEAR	5 YEARS	10 YEARS
Return Before Taxes	-0.68%	4.42%	4.38%
Return After Taxes on Distributions	-2.31%	2.88%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	-0.04%	2.85%	2.86%
Barclay’s Capital Intermediate U.S. Government/Credit Index (reflects no deductions for fees, expenses or taxes)	-0.86%	3.96%	4.09%
Merrill Lynch 1-3 Year Government Corporate Index (reflects no deduction for fees, expenses or taxes)	-0.48%	3.58%	3.98%

The Barclay’s Capital Intermediate U.S. Government/Credit Index is the primary index, replacing the Merrill Lynch 3-5 Year Government Index (No BBB). The reason for the change is the Adviser considers the Barclay’s Capital U.S. Intermediate Government/Credit Index to better represent the management style of the fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Johnson Investment Counsel, Inc.

Portfolio Managers

The Fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader since October, 2013 and a member of the Fund Management team since July 2003. Jason Jackman, CFA, has been a member of the Fund management team since its inception. Dale Coates, CFA, has been a member of the Fund management team since its inception.

Purchase or Sale of Fund Shares

Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. The minimum initial investment for the Fund is $1,000,000. The minimum for additional purchases is $100. You may buy or sell shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the Fund's Transfer Agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH 45247. You may contact the Transfer Agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information

Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.